LINDNER INVESTMENTS


                              Investor Shares of

                          LINDNER OPPORTUNITIES FUND


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                       PROSPECTUS DATED OCTOBER 11, 1999


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                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS . . . . . . . . . . . . . . . . .2
FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
THE FUND IN DETAIL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . .7
PRICING OF SHARES FOR PURCHASE OR REDEMPTION . . . . . . . . . . . . . . . .7
PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES . . . . . . . . . . . . . . . .8
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER. . . . . . . . . . . . . 14
SYSTEMATIC WITHDRAWAL PLAN . . . . . . . . . . . . . . . . . . . . . . . . 14
INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . 15
DIVIDENDS, DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . 15

                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective: Lindner Opportunities Fund seeks long-term capital growth.

Principal Investment Strategies: The Adviser's principal investment strategies include--
         --Investing primarily in common stocks and securities convertible into common stocks;
         --Investing in U.S. companies only;
         --Investing in both "growth" and "value" stocks of small, medium and large capitalizations, depending on the Adviser's judgment as to which styles or sectors are currently in favor; and --Using fundamental and technical analyses of a company's financial condition, industry position and prospects, and of economic conditions generally to select investments.

Principal Investment Risks: All investments involve some level of risk. Simply stated, risk is the possibility that you will lose money or not make money. The principal investment risks for the Opportunities Fund include MARKET RISK (fluctuations in market value of stocks for a variety of reasons), MANAGEMENT RISK (failure of the Adviser's investment strategy to produce intended results), SMALL CAP STOCK RISK (greater volatility of market values for small-cap stocks as compared to larger companies) and YEAR 2000 PROCESSING RISK (failure of computers to process data correctly because of a failure to recognize the date of January 1, 2000). For an explanation of these risks, see "Risk Factors" beginning on page 5. As with any mutual fund, you could lose money over any period of time. An investment in the Opportunities Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Because the Opportunities Fund only commenced operations on October 12, 1999, tabular and comparative information about its performance cannot be presented.


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                                 FUND EXPENSES

Shareholder Transaction Expenses

Maximum sales charge imposed on purchases. . . . . . . . . . . . . . . . NONE
Maximum sales charge imposed on reinvested dividends . . . . . . . . . . NONE
Deferred sales charge. . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Redemption fee (as a percentage of redemption proceeds, payable only if shares are redeemed within 60 days of purchase--see
"Redemption of Shares"). . . . . . . . . . . . . . . . . . . . . . . . . . 2%
Exchange fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Wire transfer fee, per requested transaction (see "Redemption of
Shares") . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$10
Overnight delivery fee for checks (see "Redemption of Shares") . . . . . .$15

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

This table describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Opportunities Fund.

                                    Distribution                  Total
                       Management     (12b-1)        Other      Operating
                         Fees<F1>       Fees       Expenses<F2>  Expenses
                       ----------   ------------   ------------ ---------
                         (as a percentage of average daily net assets)
Opportunities Fund--
  Investor Shares         0.90%        None           0.35%       1.25%
----------
(1) The Adviser has voluntarily agreed to waive a portion of its management fee through June 30, 2001, to ensure that Total Operating Expenses do not exceed 1.25% for Investor Shares. The Adviser can terminate this fee waiver at any time, in its sole discretion, after June 30, 2001. The management fee shown in the table assumes that no performance bonus or penalty will apply. See "Management of the Trust" for details on the performance fee arrangements with the Adviser.
(2) Because the Opportunities Fund has only recently commenced operations, Other Expenses are estimated. Other Expenses include an administration fee of 0.15% of average daily net assets of the Opportunities Fund payable to Lindner Asset Management as administrator.

Expense Example

This example may help you to compare the costs of investing in the Opportunities Fund with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expenses of the Opportunities Fund.

You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses of the Opportunities Fund are as set forth in the table above, (2) the Opportunities Fund has a 5% annual return and (3) you redeem your shares at the end of each time period:

                                    1 year         3 years
                                    ------         -------
Opportunities Fund--
     Investor Shares                 $127           $397


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THE FUND IN DETAIL

Investment Objective

The investment objective of the Opportunities Fund is long term capital growth. This investment objective is a "fundamental" policy and may not be changed without a vote by the Fund's shareholders. To pursue this goal, the Opportunities Fund will focus its investments in common stocks of U.S. companies that have been selected for their growth prospects relative to their valuations, without regard to market capitalization size. At any given time, the Adviser may tend to invest in "growth" stocks or "value" stocks of companies with small, medium or large capitalizations, or a combination of both types, depending on the Adviser's judgment as to which styles or sectors are currently in favor or are about to come into favor. The principal investment strategies for the Opportunities Fund are operational policies and may be changed by the Trust without approval by the shareholders of the Fund. The Opportunities Fund is a "diversified" fund and is one of seven separate series (which we call "funds") of Lindner Investments (which we refer to as the "Trust") that we currently offer. The other six funds are described in a separate prospectus and statement of additional information dated July 1, 1999.

Investment Strategies

Lindner Asset Management, Inc., is the investment adviser for the Opportunities Fund, which means that it is responsible for managing the Fund's assets according to its investment objective and for determining its investment strategies. For easier reading, Lindner Asset Management, Inc. is referred to as "Lindner Management" or the "Adviser". Lindner Management is a professional investment advisory firm that has been providing investment management services to the Trust and the Lindner Funds since 1993.

The Adviser will seek out those companies it believes have superior management and are favorably situated to produce above-average earnings growth over time while maintaining enough cash to finance future growth in their businesses. Investments are carefully monitored and may emphasize those industries or sectors that the Adviser believes will offer more favorable opportunities in light of changing economic, social and political conditions or trends. In addition, the Adviser will look for opportunities in turn-around situations and in securities it believes to be priced substantially lower than their intrinsic value. The Adviser will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spin-offs, consolidations and liquidations. The Adviser does not place any emphasis on dividend or interest income, except when it believes that this income will have a favorable influence on the market value of a security.

The Opportunities Fund primarily invests in common stocks and securities convertible into common stocks issued by well-known and established companies and smaller, less well-known companies. However, the Opportunities Fund may also invest in preferred stocks, common stock rights or warrants, depositary receipts or debt securities, if the Adviser believes that they offer opportunities for growth of capital. The Opportunities Fund may invest a portion of its assets in securities sold in unregistered "private placements" offered to qualified institutional buyers ("Rule 144A Securities") and may invest a portion of its assets in put options for hedging purposes only.

Under normal circumstances, the Opportunities Fund's portfolio turnover rate is anticipated to be as high as 150% per year, which is higher than than the portfolio turnover rate for most equity funds. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by


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the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

Temporary and Defensive Investments

For temporary defensive or emergency purposes, the Opportunities Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

                                 RISK FACTORS

The Fund's investment objective and its principal strategies largely determine its risk profile. This contains information about the various risks that may affect the Fund.

Principal Risks

Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility", may cause a security to be worth less than its was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Management Risk
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may under-perform other securities and types of securities. There can be no assurance that the Fund will achieve its investment objective. Certain policies of the Fund which may not be changed without a shareowner vote are described in the Fund's Statement of Additional Information.

Small Cap Stock Risk
Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available
information concerning these securities.   Small companies may have limited
product lines, markets or financial resources, or may be dependent on a small management group.

Year 2000 Processing Risk
Like other investment companies and financial service providers, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This possibility is commonly


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known as the "Year 2000 Problem".  The Year 2000 Problem arises because most computer systems were designed only to recognize a two digit year, not a four digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The
Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and is working with those entities with which it has business relationships which may impact the services provided to the Fund to determine the status of their Year 2000 readiness. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem relating to the investment adviser or the Fund's other major service providers. However, there can be no assurance that these steps taken by these service providers will be successful, or that interaction with other non-complying computer
systems will not adversely impact the Fund.   Also, companies in which the
Fund invests could be adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will in any event, be disrupted significantly by the failure of communications and public utility companies, governmental entities, financial processors or others to perform their services as a result of the Year 2000 Problem.

Other Risks

Valuation Risk
This is the risk that the Fund has valued certain securities (such as illiquid or restricted securities) at a higher or lower price than the Fund can sell them.

Temporary Investment Risk
The Fund may, for temporary defensive purposes, invest its assets in cash or various short-term instruments. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Interest-Rate Risk
Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities

Liquidity Risk
Illiquid or restricted securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. The Fund may invest up to 15% of its net assets in illiquid securities. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Credit Risk
The Fund, to the extent that it invests in fixed income securities, is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk," -- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements or put options that the Fund may enter into or purchase. Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative


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and are commonly referred to as "junk bonds".  To the extent a Fund purchases or holds convertible or other securities that are below investment grade a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

Put Option Risk
The Opportunities Fund may invest up to 5% of its total assets to purchase put options for hedging purposes. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium. If the option is exercised, the Fund completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. There is no assurance a liquid secondary market will exist for any particular option at any particular time. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. If the Fund buys a put option it can expect to realize a gain if underlying security's price falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

                            MANAGEMENT OF THE TRUST

The Trust is organized as a Massachusetts business trust, and is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review the Opportunities Fund's performance. The majority of trustees are not affiliated with the Trust. The Board of Trustees may authorize the issuance of an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Information about the Trustees and executive officers of the Trust may be found in the SAI.

The Opportunities Fund is managed by Lindner Management, which chooses the Fund's investments and handles its business affairs. Lindner Management is also the Administrator, Transfer Agent, and Dividend Disbursing Agent for the Funds. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser and as a stock transfer agent with the Securities and Exchange Commission. As of September 30, 1999, the Adviser managed approximately $1.2 billion of assets. The Opportunities Fund's investments are managed by Mark T. Finn, Vice Chairman and Chief Operating Officer of the Adviser, as portfolio manager. Mr. Finn has been the Vice Chairman and Chief Operating Officer of the Adviser since March 1999 and has also been the Chairman of Vantage Consulting Group, Inc., an investment consulting firm and a registered investment adviser, for more than five years. He also serves as a Trustee for CitiFunds, a family of mutual funds sponsored by Citibank, N.A.

The advisory agreement with Lindner Management relating to the Opportunities Fund provides for a base management fee of 0.90% of average net assets of the Fund, with adjustments upward or downward, depending on the Fund's annual performance when compared to the annual performance of the S&P 500 Index. The maximum performance bonus or performance penalty is 0.20% of average net assets of the


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Funds (or a potential maximum management fee of 1.10% of average net assets and a potential minimum management fee of 0.70% of average net assets) and this maximum bonus penalty is achieved if the Opportunities Fund's performance exceeds or falls below the index by more than 12%. See the SAI for details concerning this performance fee arrangement.

                 PRICING OF SHARES FOR PURCHASE OR REDEMPTION

When you buy or redeem shares, the price of each share is its "net asset value" or "NAV." The Adviser determines the NAV of shares of the Opportunities Fund at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. NAV is calculated for the Opportunities Fund by adding the value of its securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

If the Opportunities Fund receives your order to purchase, or your redemption request, prior to the closing of the New York Stock Exchange, the Fund will process the transaction using the NAV calculated as of that day's close of business. For purchase orders and redemption requests received after the closing of the New York Stock Exchange, the Fund will determine NAV as of the closing of the New York Stock Exchange on the next trading day.

The value of securities held by the Opportunities Fund is calculated differently for different types of securities. Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a particular day are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

                 PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

You may purchase Investor Shares directly from the Opportunities Fund at the per share NAV. The Fund, at its discretion, may issue Investor Shares in exchange for publicly traded securities. Such an exchange will result in a taxable transaction to the person acquiring shares of the Fund. The Fund may similarly issue Investor Shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

Minimum Purchase Amounts

The minimum investments for the Opportunities Funds are as follows:

For opening a new account: $2,000, unless you are investing for an Individual Retirement Account, in which case the minimum investment is $250.

For existing investors in any of the Lindner Funds opening an additional account in the Opportunities Fund, the minimum investment is $500, if you maintain the minimum investment in at least one account.

For additional accounts in the Opportunities Fund registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors (UTMA), the minimum investment is $250.

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For subsequent purchases, the minimum investment is $100, except in the case of dividend reinvestment (which has no minimum amount) and automatic purchase plan investments and payroll deduction investments (which have a $50 minimum amount).

Establishing a New Account

In order to establish a new account in the Opportunity Fund, you must submit a written "Share Purchase Application" to:

         Lindner Investments
         P.O. Box 11208
         St. Louis, Missouri 63105

If you use an overnight form of delivery (e.g. Express Mail), you should address your application to:

         Lindner Investments
         7711 Carondelet Ave., Ste. 700
         St. Louis, Missouri 63105

You should direct inquiries regarding any other matter to the post office box address.

Applications to purchase shares may be rejected by the Opportunities Fund and are not binding until accepted. The Fund will not accept applications unless they are accompanied by a check payable in U.S. funds drawn on a U.S. bank, savings and loan or credit union. If your check is returned for insufficient funds, the Custodian will charge a $15 fee against your account and you will be responsible for any loss incurred by the Fund.

It is the Opportunities Fund's policy not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts opened without a correct social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

Withholding Certification

Before the Opportunities Fund will establish a new account or make registration changes to an existing account, you must certify to the Fund on the Share Purchase Application or on an Internal Revenue Service ("IRS") Form W-9 your social security or taxpayer identification number and certify that you are not subject to withholding of dividend payments due to past under-reporting of such payments. The Fund is required by statute to withhold 31% of your distributions ("backup withholding") if:

(1) you fail to certify as to your social security or taxpayer identification number;
(2)      you fail to certify that you are not subject to withholding;
(3) the IRS notifies the Fund that you have furnished an incorrect taxpayer identification number; or
(4) the IRS notifies the Fund that you have under reported interest or dividends in the past.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax. If you are a non-resident alien shareholder, you should consult your tax adviser about the applicability of this withholding tax.

Additional Purchases

You may buy additional Opportunities Fund shares in the following ways:

By Mail

Fill-out the remittance slip that is attached to your account confirmation statement, or write a letter indicating that you would like to purchase shares of the Opportunities Fund. Please indicate the name(s) in which the account is
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registered and the account number.  Include a check payable to "Lindner
Investments" and mail to:

         Lindner Funds
         P.O. Box 640672
         Cincinnati, Ohio 45264-0672.

By Automated Clearing House (ACH)

You may request purchase of shares by Automated Clearing House (ACH), a free electronic transfer service that is used by thousands of individuals and corporations. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, you may call or write to purchase shares via ACH. Your bank account will be debited for ACH purchases on the day of your order, and therefore ACH purchases should not exceed the current value of your bank account. Please make sure that money is available. A fee will be applied to all returned ACH purchases. Call Customer Service at
(800) 995-7777 for a form to establish ACH services. (See also "Automatic Investment Plan" and "Payroll Deduction".)

By Wire

You may purchase additional shares by wiring the amount of a purchase to the Funds' domestic custodian, Firstar Bank, N.A. Prior to sending a wire, call the Customer Service Department at (800) 995-7777. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we will deduct any fee from the money wired.

By Telephone

If you elect to establish telephone privileges on your Share Purchase Application, you may buy additional shares, in an amount not to exceed the current balance in your account, by calling the Opportunities Fund at (800) 995-7777. Payment must be received no later than five business days after the date on which the purchase was made. If payment is not received within the time required, the order will be subject to cancellation and you will be responsible for any loss incurred.

The Opportunities Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. So long as we follow these procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions, and Lindner Management will have authority, as agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear risk of any loss unless we have failed to follow these procedures.

Additional Information about Investments in the Funds

Once you have mailed, telephoned or otherwise transmitted investment instructions to the Opportunities Fund, they may not be modified or canceled. The Fund cannot accept investments specifying a certain price or date and will not honor such requests.

The Transfer Agent will send you a confirmation after each transaction affecting your account. Dividend payments and reinvestments are shown on your quarterly consolidated statement. You should bring any discrepancies to the Transfer Agent's attention within 30 days of receipt. The Transfer Agent will provide a listing of your account history, upon receipt of a written request signed by all account owners and a $25.00 fee for each account researched. Checks should be payable to "Lindner Management." All requests are completed on a first-come, first-served basis. Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery.


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Issuing Certificates

Certificates will not be issued for shares unless requested in writing. Certificates will be issued for full shares only and cannot be issued to a third party. You cannot redeem or exchange certificated shares unless you surrender the certificates to the Fund.

Purchasing Through Third Parties

You may purchase shares of a Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Opportunities Fund.

When you buy shares of the Opportunities Fund in this way, the Processing Intermediary, rather than you, may be the shareholder of record. A Fund will be deemed to have received a purchase or redemption order when the Processing Intermediary receives the order. Broker-dealers or other financial institutions may be liable to you for any losses arising from their failure to timely communicate purchase orders to the Fund.

A purchase or redemption order made through a Processing Intermediary will be priced at the Opportunities Fund's NAV next computed after the order is received by the Processing Intermediary. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. If you intend to invest in the Fund through a Processing Intermediary you should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. If you do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, you may want to consider investing directly with the Opportunities Fund. You may make direct purchases or sales of the Fund's shares without a sales or redemption charge.

Automatic Investment Plan

If you own Investor Shares of the Opportunities Fund, you may invest a specific amount of money on an automatic basis by authorizing the Fund to automatically withdraw money from your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may request to participate in the automatic investment plan by writing:

         Lindner Investments
         P.O. Box 11208
         St. Louis, Missouri 63105

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

Payroll Deduction

Many employers provide for payroll deduction allowing you to direct a portion of your pay to the investment option of your choice via ACH. Lindner Investments will accept your direct deposit in amounts of at least $50 for the purchase of Investor Shares in the Opportunities Fund. If you want to use payroll deduction to invest, request the proper instructions that will be given to your employer from:

         Lindner Investments
         P.O. Box 11208
         St. Louis, Missouri 63105

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. You should also find our what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

                             REDEMPTION OF SHARES

You may sell all or any part of your shares to the Opportunities Fund for redemption. The Fund redeems shares at the NAV per share as next computed after either (a) a written request is received "in good order" at the office of the Fund or (b) a telephone request is placed with a Fund by a shareholder who has established Telephone Privileges.

The redemption price is the NAV next computed after the time when the Opportunities Fund receives your written request in good order. During the period prior to the time shares are redeemed, dividends on such shares accrue and are payable, and you are entitled to exercise all other rights of beneficial ownership. Once you have requested a redemption, you may not modify or cancel it. The value of shares on redemption may be more or less than their original cost, depending on the market value of the portfolio securities at the time of redemption.

In the case of recently purchased shares, proceeds will not be remitted until the Fund is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

You may redeem shares in the following ways:

By Mail

By mailing a written request addressed to:

         Lindner Investments
         P.O. Box 11208
         St. Louis, MO 63105

A written redemption request is "in good order" if it:

(1) is properly endorsed by all registered shareholders in the exact names in which the shares are registered;
(2) is accompanied by properly endorsed share certificates, if any have been issued; and
(3) states the following:
    --the name of the Fund,
    --the account number,
    --the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and --the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):

(1) redemptions on accounts that have requested an address change within the preceding two months;
(2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or
(3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require signature guarantee (unless one of the above circumstances applies):

(1) all IRA accounts; and
(2) redemptions of shares for which certificates have been issued.

IRA account redemptions must also be accompanied by Internal Revenue Service ("IRS") Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If you have questions about which documents or instructions are necessary in order to redeem shares, please write, or call the Fund at (800) 995-7777.

By Telephone

You may call the Opportunities Fund at (800) 995-7777 to request that the proceeds be mailed to the you, provided that you have previously established Telephone Privileges with the Fund and have not requested an address change in the preceding two months. The Fund reserves the right to refuse telephone redemptions and may limit the amount involved or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.

The Opportunities Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions or for any unauthorized telephone redemption. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

Redemption Fee

The Opportunities Fund charges a 2% fee if you redeem shares within 60 days after purchase. This means that the amount payable on redemption will be reduced by 2%. This fee is not charged on redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of this fee remains as an asset of the Fund which has charged it, and it does not benefit the Adviser. The Fund may waive this redemption fee, at the sole discretion of the Adviser.

Redemption Through Third Parties

If you redeem shares through Processing Intermediaries, those entities may charge a service fee. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Opportunities Fund directly. You should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Fund prior to the Fund's next determination of NAV in order to obtain the redemption price that would be applicable if the request had been placed directly with the Fund. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Fund.

Disbursement Methods

By Mail

The Trust will normally disburse payment by check within five days after receiving your request for redemption. A charge of $15 will be deducted from your account if you request the check to be sent by overnight delivery.

The Trust may postpone the date of payment for redeemed shares, or the Trust's obligation to redeem shares may be suspended for:

(1) any period during which the New York Stock Exchange is closed or trading is restricted;
(2) any period during which an emergency exists which makes it impracticable for the Funds to sell their securities or to fairly determine the value of their net assets; or
(3) such other periods as the SEC may order for the protection of shareholders.

By Wire Transfer

You may obtain the proceeds of a redemption by a bank wire transfer if you have previously established Wire Privileges with the Opportunities Fund. Under normal circumstances, your proceeds will be posted to your bank account the business day following the date of the redemption. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A charge of $10 per wire will be deducted from the amount being wired.

By Automated Clearing House ("ACH")

You may obtain the proceeds of a redemption by ACH if you have previously established ACH Privileges with the Trust. Under normal circumstances, proceeds will be posted to your bank account the evening of the second business day following the date of the redemption. There are no fees for this service.

Involuntary Redemption

In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Trust reserves the right to redeem, upon 30 days' written notice, all of your shares if your account has a NAV of less than $2,000. You may prevent involuntary redemption by making additional investments during the 30-day notice period that increase the value of your account to this minimum amount.

               EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

Subject to any applicable minimum initial investment requirements, you may exchange Investor Shares of the Opportunities Fund for Investor Shares of any other Fund in the Lindner family of funds. Before exchanging shares, you should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for
that purpose.   The Trust reserves the right to limit the amount and
frequency of exchanges between Funds in circumstances it deems disadvantageous to the Funds.

By Telephone

You may exchange shares by phone by calling us as (800) 995-7777, if you have established Telephone Privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical.

By Mail

You may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration. Send your directions to Lindner Investments, P.O. Box 11208, St. Louis, MO 63105.

Additional Information about Share Exchanges

    --If the shares being surrendered for exchange are represented by a certificate, you must return the certificate to Lindner Management before the conversion can be made.
    --Once you have made an exchange request by telephone or mail, it is irrevocable and you may not modify or cancel it.
    --The value of the shares surrendered and the value of the shares acquired are the NAVs of such shares next computed after receipt of an exchange order.
    --Shares may not be exchanged unless you have furnished the Trust with the correct tax identification number and the certification required by the Internal Revenue Code and Regulations. See "Withholding Certification."

    --An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.
    --If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Lindner Management will require evidence satisfactory to it of the authority of the individual signing the request.

                          SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan is available to you if you hold Investor Shares of the Opportunities Fund whose total account value is at least $15,000 and you wish to withdraw fixed amounts of money from the Fund on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of your Investor Shares at the inception of your systematic withdrawal plan.
If you participate in a systematic withdrawal plan, you may still make additional redemptions whenever you wish.

Under a systematic withdrawal plan, the Opportunities Fund redeems Investor Shares as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. Each redemption of shares will result in a gain or loss that you must report on your income tax return. Establishing a systematic withdrawal account constitutes an election by you to reinvest into the Fund all income dividends and capital gains distributions payable on your account.

To participate in the systematic withdrawal plan you must sign a form we will provide upon request and deposit any stock certificates subjected to the plan. You may request to participate in the systematic withdrawal plan and ask questions about it by writing to:

    Lindner Investments
    P.O. Box 11208
    St. Louis, Missouri 63105

You may terminate the systematic withdrawal plan at any time by written notice to the Funds.

                        INDIVIDUAL RETIREMENT ACCOUNTS

Individual retirement accounts ("IRAs") are available to employed (including self-employed) persons and their non-employed spouses. You will be charged an annual administrative fee of $10 per IRA account, which you may pay separately by check.

Contributions to an IRA must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. You must request withdrawals from an IRA in writing and include IRS Form W-4P with your request. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Firstar Bank, N.A., serves as the custodian for IRAs. The custodian's fee and other information about IRAs are disclosed in documents, including a Disclosure Statement, that you must obtain from the Trust before investing in an IRA. You should consult your tax advisor regarding the appropriateness of investing in an IRA. Address written requests for applications to establish an IRA to:

    Lindner Investments
    P.O. Box 11208
    St. Louis, Missouri 63105

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Payment of Dividends and Distributions

    --Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/or capital gains distribution).
    --Ex-Dividend Date: the date the dividend is deducted from the Fund's NAV. Also, the date dividends and/or capital gains are posted. This is normally the day after the Record Date.
    --Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.

The Opportunities Fund declares annual dividends from net investment income and distributes net realized capital gains, if any, in December of each year. If the Fund declares a dividend and/or capital gain distribution in December that is made payable to shareholders of record in that month but is paid during January of the following year, the dividend or capital gains distribution is considered taxable income to the shareholder on December 31 of the year in which the dividend or distribution was declared.

The Opportunities Fund automatically reinvests dividends and capital gain distributions in shares at the NAV determined on the day following the record date for such dividends or distributions, unless you provide written notice by the record date indicating your intention to receive such dividend or distribution in cash.

Effect of Dividends and Distributions on NAV

Any dividends or capital gains distributions paid shortly after you buy shares in the Opportunities Fund will have the effect of reducing the per share NAV of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

Federal Taxation of Dividends and Distributions

The Opportunities Fund is not liable for federal income taxes to the extent it distributes its taxable income. Additionally, the Fund intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of excise taxes.

You are generally liable for federal income taxes on the income dividends and capital gain distributions of the Fund (whether or not reinvested in the Fund).

Distributions are taxable as ordinary income to the extent derived from the Fund's investment income. Distributions of net capital gains may be taxable at different rates depending upon how long the Fund has held the assets. Distributions of capital gains are taxable to you based on how long the Fund has held the assets, not on how long you have owned the Fund shares.

Dividends Received Deduction

The Opportunities Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the 70% dividends received deduction.

Other Tax Consequences

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. You are urged to consult your tax advisor about the effect of your investment in a Fund on your tax situation. The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                 [BACK COVER]

[LOGO] LINDNER FUNDS

You can find additional information about the Funds in its Annual and Semi-Annual Reports to Shareholders and in the Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports to Shareholders includes financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance, market conditions and investment strategies and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, or to obtain other information about the Opportunities Fund, write or call:

Lindner Investments
7711 Carondelet Avenue, Suite 700
St. Louis, Missouri 63105
Phone:(800) 995-7777
Fax: (314) 727-9306
Internet Website:  http://www.lindnerfunds.com

You can visit the SEC's Internet Web site (http://www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.

Prospectus Dated October 11, 1999

Investment Adviser and Transfer Agent:
    Lindner Asset Management, Inc.
Custodian:
    Firstar Bank, N.A.
Counsel:
    Dykema Gossett PLLC
Independent auditors:
    Deloitte & Touche LLP
Transfer agent:
    Lindner Asset Management, Inc.

Investment Company Act File No. 811-7932

                                    PART B



                              LINDNER INVESTMENTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                      for

                                INVESTOR SHARES
                                      of
                          LINDNER OPPORTUNITIES FUND



This Statement of Additional Information ("Statement of Additional Information" or "SAI") is meant to be read in conjunction with the Lindner Investments (the "Trust") Prospectus, dated October 11, 1999, for the Lindner Opportunities Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing or calling Lindner Investments. Requests for a Prospectus should be made by mail to the Trust at 7711 Carondelet, P.O. Box 11208, St. Louis, Missouri 63105, or by phone to (800) 995-7777. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               October 11, 1999

                               TABLE OF CONTENTS

LINDNER INVESTMENTS AND THE OPPORTUNITIES FUND . . . . . . . . . . . . . . .2
    Lindner Investments. . . . . . . . . . . . . . . . . . . . . . . . . . .2
    Lindner Opportunities Fund . . . . . . . . . . . . . . . . . . . . . . .3
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
INVESTMENT POLICIES AND LIMITATIONS. . . . . . . . . . . . . . . . . . . . .3
    Fundamental Investment Policies and Limitations. . . . . . . . . . . . .4
    Operating (Non-fundamental) Investment Policies and Limitations. . . . .5
    General; Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . .5
INVESTMENT STRATEGIES AND RISKS. . . . . . . . . . . . . . . . . . . . . . .5
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . 11
    Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . . . 11
    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
    Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . 13
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . 14
    Controlling Persons. . . . . . . . . . . . . . . . . . . . . . . . . . 14
    Portfolio Manager. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    Services Provided by Adviser . . . . . . . . . . . . . . . . . . . . . 15
    Adviser Compensation . . . . . . . . . . . . . . . . . . . . . . . . . 15
    Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
    Custodian and Independent Auditors . . . . . . . . . . . . . . . . . . 17
BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
PURCHASE, REDEMPTION AND PRICING OF SECURITIES . . . . . . . . . . . . . . 18
ADDITIONAL PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . 18
OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    Taxation of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . 19
    Liability of Trustees and Others . . . . . . . . . . . . . . . . . . . 20
    Description of Series and Shares . . . . . . . . . . . . . . . . . . . 20
    Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . 22

                LINDNER INVESTMENTS AND THE OPPORTUNITIES FUND

Lindner Investments

Lindner Investments (the "Trust") is an unincorporated business trust organized under the laws of Massachusetts under a Declaration of Trust dated July 20, 1993. The Declaration of Trust permits the Board of Trustees of Lindner Investments to issue an unlimited number of full and fractional shares of beneficial interest, to create an unlimited number of series of shares and to create an unlimited number of classes of one or more series of shares. Each series, or fund, of the Trust represents a separate portfolio of securities and other assets with its own investment objectives and policies. The assets and liabilities of each fund belong only to, and are borne only by, that particular fund and no other fund. The Trust presently offers shares of beneficial interest in seven separate series: Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund, Lindner Government Money Market Fund and Lindner Opportunities Fund. All of the Funds other than the Lindner Opportunities Fund are described in a separate prospectus and statement of additional information dated July 1, 1999.

Lindner Opportunities Fund

Lindner Opportunities Fund (the "Fund") is an open-end, no-load management investment company, commonly known as a "mutual fund" The Fund is a "diversified" mutual fund, which means that with respect to 75% of the Fund's total assets, the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

                                  DEFINITIONS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

"Administration Agreement" means the Administration Agreement between the Trust and Lindner Management relating to the Fund, dated as of July 23, 1999.

"Adviser" or "Lindner Management" means Lindner Asset Management, Inc., a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Advisory Agreement" means the Advisory Agreement between the Trust and the Adviser relating to the Fund, dated as of July 23, 1999

"Agency Agreement" means the Transfer Agency Agreement between the Trust and Lindner Management relating to the Fund, dated as of July 23, 1999.

"Fund" means the Lindner Opportunities Fund which has been established by the Trust a separate series.

"Prospectus" means the Prospectus of the Fund dated October 11, 1999.

"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

                      INVESTMENT POLICIES AND LIMITATIONS

The following investment policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund's investment objective of long-term capital growth and its fundamental investment policies and limitations described below cannot be changed without approval by a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Except for the fundamental investment policies and limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed by the Board of Trustees of the Trust without shareholder approval.

Fundamental Investment Policies and Limitations

The following investment policies and limitations are fundamental policies of the Fund:

    (1) The Fund will not issue senior securities or borrow money, except that the Board of Trustees of the Trust may authorize the Fund to borrow money for temporary or emergency purposes (and not for leveraging or investment) in an amount not exceeding 5% of its total assets (including the amount borrowed) less liabilities (other than borrowings) and the Board of Trustees of the Trust may authorize the Fund to borrow money for the purpose of investing in securities (the practice known as "leverage") in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed for investment purposes and any amounts borrowed for temporary or emergency purposes) less liabilities (other than such borrowings), at the time of such borrowing. Any borrowings that come to exceed these amounts will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the applicable percentage limitation.

    (2) The Fund will not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in connection with the resale or disposition of restricted securities or Rule 144A securities.

    (3) The Fund will not purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities).

    (4) The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but the Fund may invest in securities or other instruments backed by real estate, securities of companies engaged in the real estate business and securities issued by real estate investment trusts.

    (5) The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, but the Fund may purchase or sell securities or other instruments backed by commodities.

    (6) The Fund may not make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

    (7) The Fund may not mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings; this limitation does not prohibit escrow, collateral or margin arrangements in connection with the purchase of put options.

Operating (Non-fundamental) Investment Policies and Limitations

The following investment policies and limitations are not fundamental and may be changed without shareholder approval.

    (1) The Fund may not make "short sales" of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (commonly known as short sales "against the box").

    (2) The Fund does not currently intend to purchase securities on margin, except to the extent that the Fund may make use of leverage (borrowings) and is required to pledge securities as collateral for such borrowings, and except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

    (3) The Fund does not intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    (4) The Fund may not purchase or sell options or futures, except that the Fund may invest up to 5% of its total assets to purchase put options for hedging purposes only, and may engage in closing transactions with respect to such options.

General; Portfolio Turnover

There is no assurance that the Fund's objectives will be met or that there will not be substantial losses in any given investment. Also, at anytime, the value of the Fund's shares may be more or less than the investor's cost. Under normal circumstances, the Opportunities Fund's portfolio turnover rate is anticipated to be as high as 150% per year, which is higher than the portfolio turnover rate for most equity funds. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

                        INVESTMENT STRATEGIES AND RISKS

The following information contain more detailed information about types of investments in which the Fund may invest, investment strategies that the Adviser may employ in pursuit of the Fund's investment objective, and a summary of the related risks.

Common Stock. Common stock represents an equity or ownership interest in a company. In the event a company is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock is a class of equity or ownership in a company that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of debt securities (such as bonds, notes or debentures) take precedence over the claims of those who own preferred and common stock.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, are sold at a discount from their face values. Debt securities include corporate bonds, notes and debentures, debt obligations issued by the U.S. government or its agencies or by state and local governmental authorities, and mortgage and other asset-backed securities issued by certain U.S. governmental agencies.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Investment-grade Debt Securities. Investment-grade debt securities are medium and high-quality debt securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated at least BBB by Moody's Investors Service or the equivalent by Standard & Poor's, or is unrated but considered to be of equivalent quality by the Adviser.

High-Risk, High-Yield, Lower-Rated Debt Securities ("junk bonds"). The Adviser anticipates that a portion of the Fund's assets will be invested in lower-rated, high-yield/high-risk securities (those rated BB or lower by S&P or Ba or lower by Moody's that have poor protection of payment of principal and interest). See the

Appendix to this Statement of Additional Information for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market has experienced an increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

    --Youth and Growth of High Yield Bond Market. Recently, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.
    --Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.
    --Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Funds would have to replace the security, which could result in a decreased return for holders of shares in the Funds. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.
    --Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher-grade bonds. The ability of a Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the Adviser's research and credit analysis are an integral part of managing securities of this type that are held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Fund may chose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

Purchasing Put Options.    By purchasing a put option, the Fund obtains the
right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options can have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts; however, the Fund will only purchase exchange-traded or OTC put options on exchange-traded securities or on recognized securities indices (such as the Standard & Poor's 500 Stock Index) for hedging purposes. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium. If the option is exercised, the Fund completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

If the Fund buys a typical put option it can expect to realize a gain if the underlying security's price falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

Illiquid Securities.   These are securities that cannot be sold or disposed of
in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. The Adviser determines the liquidity of the Fund's investments by evaluating various criteria and policies that have been approved by the Board of Trustees of Lindner Investments and, through reports from the Adviser, the Board monitors investments in illiquid securities on a quarterly basis. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (among others) (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Securities of Real Estate Investment Trusts. The Fund may invest in equity securities or debt obligations issued by real estate investment trusts ("REITs"). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term.
A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation, that is otherwise qualified for purchase by the Fund, and makes that instrument subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. As a matter of operating (non-fundamental) policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its total assets would be invested in such agreements and in "restricted" or other illiquid securities.

Borrowings (including Leverage).   Leveraging creates an opportunity for
increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities may also be illiquid securities (see above).

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

When-issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of
the  credit-worthiness of  the issuer and changes,   real or anticipated, in
the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary.
When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Lending of Portfolio Securities. The Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Adviser understands that it is the current view of the SEC staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable fees in connection with the loan; (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower; and (7) the Board of Trustees makes arrangements to vote or consent with respect to a material event affecting the securities on loan.

Short Sales "Against the Box." These are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Temporary Defensive Policies. For temporary defensive or emergency purposes, the Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.

                          Position(s)
                          Held With       Principal Occupation(s)
Name, Age and Address     The Trust       During Past Five Years
---------------------     ----------      -----------------------
Doug T. Valassis*, 47     Chairman        Chairman and Trustee of the Trust.
520 Lake Cook Road        of the Board    Chairman, a Director and Treasurer
Suite 380                 and Trustee     of Franklin Enterprises, Inc., a
Deerfield, IL 60015                       investment firm, for more than
                                          five years.

Eric E. Ryback*, 47       President       President and Trustee of the Trust.
7711 Carondelet Ave.      and Trustee     President and a Director of the
St. Louis, MO 63105                       Adviser since 1993.

Brian L. Blomquist, 40    Admin. Vice     Executive Vice President of the
7711 Carondelet Ave.      President,      Adviser since 1995 and Assistant
St. Louis, MO 63105       Secretary and   Secretary of the Adviser since
                          Treasurer       1993.  Vice President of the
                                          Adviser from 1993 to 1995.

Kenneth E. Puzder, 33     Vice President  Financial operations principal and
7711 Carondelet Ave.                      accounting manager of the Adviser
St. Louis, MO 63105                       since 1998; Audit manager with KPMG
                                          from 1997 to 1998; Controller of
                                          Mills Group, Inc., a commercial and
                                          residential real estate group, from
                                          1990 to 1997; Financial operations
                                          principal of The Mills Corporation,
                                          an introducing broker, from 1993
                                          to 1997.

Robert L. Byman, 53       Trustee         Partner in the law firm of Jenner &
Jenner & Block                            Block, Chicago, Illinois, for more
One IBM Place                             than five years.
Chicago, IL 60611

Terrence P. Fitzgerald, 44  Trustee       Vice President, Development
2407 Stryker Avenue                       Director, The Mills Corporation,
Vienna,  VA 22181                         since 1996. Senior counsel, The May
                                          Department Stores from 1993 until
                                          1995.

Marc P. Hartstein, 46     Trustee         Director--Industry Development of
3 Middlebrook Lane                         Anheuser-Busch, Inc. Also owns Hart
St. Louis, MO 63141                       Communications, a research
                                          strategic planning and image
                                          development firm.

Peter S. Horos, 50        Trustee         Investment Manager, Allstate Life
All State                                 Insurance Company, Northbrook,
3075 Sanders Road                         Illinois, for more than five years.
Northbrook, IL 60062

Donald J. Murphy, 56      Trustee         President of Murcom Financial,
141 Jackson Blvd.                         Ltd., a private investment firm,
Chicago, IL  60604                        for more than five years.

Dennis P. Nash, 48        Trustee         Vice President, Nellis Feed
Nellis Feed Company                       Company, a feed ingredient broker,
899 Skokie Blvd.                          for more than five years.
Northbrook, IL 60062

Compensation

During the fiscal year ended June 30, 1999, Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                    Aggregate Remuneration
Name and Capacity in which          Received from the Trust
Remuneration was Received           With Respect to All Funds
--------------------------          -------------------------
Robert L. Byman, Trustee                   $12,125
Terrence P. Fitzgerald, Trustee             12,125
Marc P. Hartstein, Trustee                  12,125
Peter S. Horos, Trustee                     10,900

Donald J. Murphy, Trustee                   12,125
Dennis P. Nash, Trustee                     12,125
Eric E. Ryback, Trustee and President            0
Doug T. Valassis, Trustee and Chairman           0

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. No officers of the Trust receive any remuneration from the Trust.

Code of Ethics

Officers, directors and employees of the Adviser are permitted to engage in personal securities transactions (including securities that may be purchased or held by the Funds), subject to the Trust's Code of Ethics (the "Ethics Code"). The Ethics Code restricts certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions to the Adviser's Vice President-Operations (or his designee), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, Trustees and all Investment Managers (e.g. portfolio managers, securities analysts and traders) of the Trust from purchasing or selling any security that the officer, director or employee knows or believes is being considered for purchase or sale by any series of the Trust, or is being purchased of sold by any series of the Trust. The Ethics Code also prohibits each Investment Manager from (i) purchasing or selling any security within seven calendar days of the purchase or sale of the security by any series of the Trust, including the Fund for which the Investment Manager manages, (ii) engaging in short-term trading (a purchase and sale or vice-versa within 60 days), (iii) purchasing securities for his own account during an initial or secondary public offering, (iv) purchasing securities in a private placement by a publicly-owned company without prior approval by the Adviser's Vice President-Operations, or (v) purchasing or selling any security for his own account without prior approval of the Adviser's Vice President-Operations. Any profit realized in these prohibited transactions must be paid over to the Trust. Officers, Trustees and Investment Managers are required to direct their broker to forward duplicate copies of all trade confirmations and periodic account statements to the Adviser's Vice President - Operations. All officers, Trustees and Investment Mangers are also required to disclose all securities beneficially owned by them on December 31 of each year. The Trust's Adviser has adopted substantially the same code.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The shares of each Fund other than the Lindner Opportunities Fund and the Lindner Government Money Market Fund are divided into two Classes. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as to any matter that affects only one Class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan for that class of shares.

At September 30, 1999, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at September 30, 1999, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At September 30, 1999, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:

                                   Number of
Name of Fund                       Shares         % of Total
------------                       ---------      ----------
Lindner Asset Allocation Fund--
    Investor Shares                110,958 shs.      0.37%
    Institutional Shares                 0 shs.      0.0%
Lindner Large-Cap Fund--
    Investor Shares                146,176 shs.      0.59%
    Institutional Shares                 0 shs.      0.0%
Lindner Small-Cap Fund
    Investor Shares                123,414 shs.      3.39%
    Institutional Shares                 0 shs.      0.0%
Lindner Utility Fund
    Investor Shares                 13,289 shs.      0.76%
    Institutional Shares                 0 shs.      0.0%
Lindner Market Neutral Fund
    Investor Shares                  7,435 shs.      0.26%
    Institutional Shares                 0 shs.      0.0%
Lindner Government Money Market Fund
    Investor Shares                466,817 shs.     16.24%

                    INVESTMENT ADVISORY AND OTHER SERVICES

Controlling Persons

The Adviser is controlled by The George F. Valassis Stock Trust and other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of June 30, 1999, held 52% of the voting securities of the Adviser. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Trust and the Adviser. The other co-Trustees of the Valassis Trusts are Edward
W. Elliott, Jr., and D. Craig Valassis, the brother of Doug T. Valassis. Mr. Doug Valassis and Mr. Elliot each also individually own 6.5% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

Portfolio Manager

Mark T. Finn, Vice Chairman and Chief Operating Officer of the Adviser since March 1999 is the portfolio manager for the Opportunities Fund. He has also been employed as the Chairman of Vantage Consulting Group, Inc., an investment consulting firm and a registered investment adviser, for more than five years. Mr. Finn serves as a Trustee for CitiFunds, a family of mutual funds sponsored by Citibank, N.A.

Services Provided by Adviser

Under the Advisory Contract and the Administration Agreement, the Adviser provides the Opportunities Fund with investment advisory services, office space, and personnel, and pays the salaries and fees of the Trust's officers and Trustees who are "interested persons" of the Trust and all personnel rendering clerical services relating to the investments of the Fund. The Adviser also pays all promotional expenses of the Trust, including the printing and mailing of the prospectus to people who are not current shareholders. The Trust pays all other costs and expenses including interest, taxes, fees of Trustees who are not "interested persons" of the Trust, other fees and commissions, expenses directly related to the issuance and redemption of shares (including expenses of registering or qualifying shares for sale in each state), charges of custodians, transfer agents, and registrars, the costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

Adviser Compensation

The Advisory Contract requires payment of a basic fee to the Adviser of 0.9% per annum, subject to increase or decrease (performance bonus or penalty) depending on the Opportunities Fund's investment performance compared with the investment record of the S&P 500 Index. Investment performance of the Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains by the Fund, dividends paid by the Fund out of its investment income, and all cash distributions of the companies whose stocks comprise the S&P 500 Index, are treated as reinvested.

                 Fee Schedule for Opportunities Fund

        If the Opportunities Fund's
        performance exceeds the                     Basic Fee is
        Index by:                                   increased by
        ---------------------------                 ------------
        less than 6%                                     0.0%
        more than 6% but less than 12%                   0.1%
        more than 12%                                    0.2%

        If the Opportunities Fund's
        performance falls below the                 Basic Fee is
        Index by:                                   decreased by
        ---------------------------                 ------------
        less than 6%                                     0.0%
        more than 6% but less than 12%                   0.1%
        more than 12%                                    0.2%

The maximum fee possible, assuming maximum performance, is 1.1% of average net assets, while the lowest fee possible, assuming poorest performance, is 0.7% of average net assets. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Opportunities Fund of more than 6%, or (2) there may be no change in the net asset value per share of the Opportunities Fund, if there is an increase or decrease in the Index of more than 6%. The Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 0.1% of average net assets toward the annual fee; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Opportunities Fund's fiscal year.

Transfer Agent

Pursuant to the Transfer Agency Agreement between the Trust and Lindner Management relating to the Opportunities Fund, Lindner Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Fund is required to keep under federal or state laws. Lindner Management also acts as stock registrar and dividend disbursing agent, issues and redeems the Fund's shares, mails the Fund's prospectuses and proxy statements to the Fund's shareholders, and disburses dividend payments. As compensation for these services, Lindner Management is paid a fee of $11.00 per shareholder account per year by the Fund. This agreement permits Lindner Management to engage the services of sub-agents that may be required to facilitate the distribution of shares and record keeping for shareholder accounts maintained in "street name" with brokers, and Lindner Management has entered into a sub-transfer agency agreement with State Street Bank and Trust Company for such services. The fees and expenses of State Street Bank and Trust Company are also paid by the Trust.

Administrator

Under the Administration Agreement between Lindner Management and the Trust relating to the Opportunities Fund, Lindner Management provides the Fund with office facilities and personnel, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Lindner Management also assists in the preparation of reports to shareholders, prepares proxy statements, makes filings with the Securities and Exchange Commission and state securities authorities and performs certain budgeting and financial reporting and compliance monitoring activities. For these administrative services, the Fund pays Lindner Management a monthly administration fee equal to 1/12th of 0.15% of the average daily net assets of the Fund.

The Fund pays all of its other costs and expenses including interest, taxes, fees of Trustees who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by Lindner Management, as the administrator for the Fund.

Each of the Advisor Agreement, Transfer Agency Agreement and the Administration Agreement with the Trust relating to the Opportunities Fund provides that it may be terminated by the Trust or Lindner Management upon 60 days' notice, and that it may be terminated immediately by the Trust for cause, as defined in each Agreement. Each agreement also provides that after an initial two-year period, it will automatically terminate if it (1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, or (2) is assigned in whole or in part by Lindner Management. If any agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar agreement with an unrelated party upon such terms and conditions as can be obtained at that time.

Custodian and Independent Auditors

Firstar Bank, N.A. ("Firstar Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Opportunities Fund. Firstar Bank receives a monthly fee based on monthly average net assets of all of the Lindner Funds, which fee is allocated among the Lindner Funds on the basis of their respective net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Firstar Bank.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Fund's annual financial statements.

                             BROKERAGE ALLOCATION

Placement of the Opportunities Fund's orders to buy and sell portfolio securities are the responsibility of the Adviser. Such decisions are made for the Adviser by its Vice Chairman and Chief Operating Officer. In the allocation of such orders and the resulting commissions, the following factors are considered by the Adviser:

    --The Adviser's past experience, in dealing with various brokers, of attaining the Fund's objectives of good execution at the most favorable price;

    --The services furnished by the broker in providing price quotations;

    --The allocation to the Fund of desired underwritten securities;

    --The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;

    --Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

    --Commission rates (see discussion below).

It is the policy of the Adviser to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Adviser by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. Advice provided by brokers may be used by the Adviser in servicing clients other than the Fund.

The Adviser does not consider its facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Opportunities Fund deals directly with a primary market maker, the Fund pays both the dealer's mark-up or mark-down and the broker's commission. This practice will result in greater costs to the Fund.

                PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Adviser determines the current net asset value of the Opportunities Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each class of shares of each Fund is calculated by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular class outstanding.

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures approved by the Trustees.

The Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Board of Trustees of the Trust and based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Opportunities Fund issues its shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

                      ADDITIONAL PERFORMANCE INFORMATION

The Fund may from time to time include its "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the Fund over a stated period of time. The Fund will compute average annual total return using the following formula:

                         P(1+T) n = ERV
    where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years (as a power)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, the Opportunities Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Fund does not have sales loads or other charges payable by all shareholders that could affect their calculations of average annual total return.

Average annual total return is an historical measure of performance and is not necessarily indicative of the Opportunities Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of the Fund's portfolio and operating expenses. These factors should be considered when evaluating the Fund's performance.

                                 OTHER MATTERS

Taxation of the Fund

It is intended that the Fund qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

    (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

    (b) distribute with respect to each taxable year at least 90% of its "investment company taxable income" (as that term is defined in the Code) and tax-exempt income (less deductions attributable to that income) for such year; and

    (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and could be required to recognize net unrealized gains and make distributions of any accumulated earnings and profits before requalifying as a regulated investment company that is accorded special tax treatment. In addition, all distributions by the Fund would be taxed as if made by a regular corporation thus the Fund could not pay exempt-interest or capital gains dividends.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Return of capital distributions. If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a non-taxable return of capital to the extent of a shareholder's tax basis in his shares. If a shareholder's basis has been reduced to zero, any additional return of capital distributions will be taxable as capital gain.

Backup Withholding. In general, the Fund is required to withhold 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisers with specific reference to their own tax situation.

Liability of Trustees and Others

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to the Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Description of Series and Shares

The Declaration of Trust provides that the Trust shall be comprised of one or more separate series of shares. The proceeds of sale of each series will be invested in separate portfolios of securities. The Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without changing the proportion of beneficial interests in the series.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Agreement, the Administration Agreement or the Transfer Agency Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of the Fund must be approved by a majority of the shareholders of the Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Registration Statement

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration Statement and such omitted items. The address of this Internet Web site is http://www.sec.gov.

Statements contained in the Prospectus and in this SAI as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                     APPENDIX--DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")
Bond Rating Definitions

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

Moody's Investors Service, Inc.
Corporate Bond Rating Definitions

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.